UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 21, 2018

ACACIA RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Newport Center Drive Newport Beach, California	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (949) 480-8300
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

○	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
X	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
○	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
○	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                 Emerging growth company ○

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ○

Item 8.01.    Other Events.

On March 21, 2018, Acacia Research Corporation (the “Company”) issued a press release announcing the issuance of a letter to the Company’s stockholders in response to a letter from Sidus Investment Management, LLC and BLR Partners LP. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Important Additional Information and Where to Find It

This Form 8-K may be deemed to contain solicitation material in respect to the solicitation of proxies from the Company’s stockholders in connection with the Company’s 2018 annual meeting of stockholders. The Company plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a definitive proxy statement and accompanying WHITE proxy card in connection with the annual meeting. The definitive proxy statement will contain important information about the Company, the annual meeting and related matters. Stockholders may obtain a free copy of the definitive proxy statement and other documents that the Company files with the SEC (when available) on the SEC’s website, at www.sec.gov. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND ANY OTHER RELEVANT SOLICITATION MATERIALS (WHEN THEY BECOME AVAILABLE) BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION.

Acacia, its directors and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the annual meeting. Information regarding the names of the Company’s directors and executive officers and their respective interests in the Company will be set forth in the definitive proxy statement, the accompanying WHITE proxy card and other relevant solicitation materials filed by the Company. These documents (when they become available), and any and all other documents filed by the Company with the SEC, may be obtained by investors and stockholders free of charge on the SEC’s website at www.sec.gov. Copies will also be available at no charge on the Company’s website at www.acaciaresearch.com.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.    Description

99.1        Press release dated March 21, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2018

Acacia Research Corporation

By:    /s/ Edward Treska
Executive Vice President, General Counsel and Secretary